INITIAL SUMMARY PROSPECTUS
May 1, 2024

VUL Protector®
AN INDIVIDUAL, FLEXIBLE PREMIUM, VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

Issued by
Pruco Life Insurance Company of New Jersey

With Variable Investment Options offered in connection with its
Pruco Life of New Jersey Variable Appreciable Account

Summary Prospectus For New Investors

This summary prospectus summarizes certain key aspects of the Contract. Before you (the "Contract Owner") invest you should also review the prospectus for the VUL Protector® Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at www.Prudential.com/eProspectus. You can also obtain this information at no cost by calling 800-778-2255. Additional general information about certain investment products, including variable life insurance contracts, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at www.Investor.gov.
You may cancel your Contract within 10 days of receiving it without paying fees or penalties. Upon cancellation, you will receive either a full refund of the amount you paid or your total Contract value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES
Charges For Early Withdrawals
If you withdraw money from the Contract within the first 14 Contract Years, you may be assessed a surrender charge. The maximum surrender charge is set forth in your Contract and ranges from $3.54 to $43.16 per $1,000 of Basic Insurance Amount. The maximum charge on a withdrawal that reduces the Basic Insurance Amount by $100,000 is $4,316.00. The surrender charge applies to surrenders, lapses, withdrawals from Contracts with a Type A (fixed) Death Benefit, and reductions in Basic Insurance Amount. For more information on early withdrawal charges, please refer to the Surrender Charge subsection of the prospectus.

Transaction Charges
In addition to a surrender charge, you may also be charged for other transactions. Such charges include sales charges on premiums paid under the Contract, administrative charges (to cover local, state and federal taxes), transfer fees, withdrawal fees, and fees for decreases in the Basic Insurance Amount. Premiums that exceed the Sales Load Target Premium set forth in your Contract will be subjected to significantly higher sales charges. For more information on transaction charges, please refer to the FEE TABLE and CHARGES AND EXPENSES sections of the prospectus.

Ongoing Fees And Expenses
In addition to surrender charges and transaction charges, an investment in the Contract is subject to certain ongoing fees and expenses, including such fees and expenses as those covering the cost of insurance under the Contract and the cost of optional benefits available under the Contract. Such fees and expenses are set based on either a fixed rate or the characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the data pages of their Contract for applicable rates.
Contract Owners will also bear expenses associated with the Funds under the Contract, as shown in the following table:

	Annual Fee	Minimum	Maximum
	Investment options (Fund fees and expenses)	0.29%	1.16%
	For more information on ongoing fees and expenses, please refer to the FEE TABLE section of the prospectus and APPENDIX A, which is part of the prospectus and included below.
RISKS
Risk Of Loss	You can lose money by investing in the Contract. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of the prospectus.
Not a Short-Term Investment
The Contract is not a short-term investment and may not be appropriate if you need ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered. For more information please refer to the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of the prospectus.

Risks Associated With Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Funds available under the Contract, each of which has its own unique risks. You should review the Funds’ prospectuses before making an investment decision. Fund prospectuses are available at www.Prudential.com/eProspectus or by calling 800-778-2255. For more information on the Funds, please refer to the The Funds subsection of the prospectus.

Insurance Company Risks
An investment in the Contract is subject to the risks related to Pruco Life of New Jersey. Any obligations (including under the Fixed Rate Option), guarantees, or benefits are subject to the claims-paying ability of Pruco Life of New Jersey. More information about Pruco Life of New Jersey, including its financial strength ratings, is available upon request and at www.Investor.Prudential.com/Ratings. For more information please refer to the GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY, THE REGISTRANT, AND THE FUNDS section of the prospectus.

Contract Lapse
Death Benefits will not be paid if the Contract has lapsed. The Contract will lapse if it is in default unless sufficient premium payments are made or it remains in force under the Limited No-Lapse Guarantee or Lapse Protection Rider. The Contract is in default if the Contract Fund, less any applicable surrender charge and less any Contract Debt, is zero or less. The Contract will also be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charge, unless it remains in force under the Overloan Protection Rider (if applicable). Poor investment performance, insufficient premium payments, withdrawals, and loans are some of the factors that could cause your Contract to lapse.
A Contract that lapses may be reinstated within five years from the date of default upon the completion of certain conditions, including the submission of certain payments sufficient to bring the Contract up to date, plus a premium to cover all charges and deductions for three months from the date of reinstatement. For more information please refer to the LAPSE AND REINSTATEMENT section of the prospectus.

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024

RESTRICTIONS
Investments
You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options. Additional transfers may be made only with our consent. Generally, only one transfer from the Fixed Rate Option will be permitted during each Contract Year. The maximum amount per Contract Year you may transfer out of the Fixed Rate Option each year is the greatest of: (a) 25% of the amount in the Fixed Rate Option; (b) $5,000; and (c) the amount transferred from the Fixed Rate Option to the Variable Investment Options in the prior Contract Year (if applicable). Transfers may generally be made by mail, phone, fax or website. Contracts that are jointly owned or assigned generally cannot conduct transfers by phone, fax or website. We reserve the right to remove or substitute Variable Investment Options. For more information on investment and transfer restrictions, please refer to the Transfers And Restrictions On Transfers subsection of the prospectus and APPENDIX A.

Optional Benefits
As a Contract Owner, you may be able to obtain extra fixed benefits, which may require additional charges. These optional insurance benefits are described in what is known as a “rider” to the Contract. Riders are generally only available at Contract issuance, unless noted otherwise.
Some riders may depend on the performance of the Contract Fund. Rider benefits will no longer be available if the Contract lapses and most rider benefits will no longer be available if you choose to keep the Contract in force under the Overloan Protection Rider. Some riders are not available in conjunction with other riders and other restrictions may apply. Investment options will be restricted if certain riders are exercised. For more information on optional benefits under the Contract, please refer to the RIDERS section of the prospectus.

TAXES
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan. Withdrawals may be subject to ordinary income tax and a 10% additional tax. For more information on tax implications relating to Contract investments, please refer to the TAXES section of the prospectus.

CONFLICTS OF INTEREST
Investment Professional Compensation
Investment professionals receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (“firms”). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm. For more information on investment professional compensation, please refer to the DISTRIBUTION AND COMPENSATION section and the Commissions Paid To Broker-Dealers subsection of the prospectus.

Exchanges
Some investment professionals may have a financial incentive to offer you a contract in place of the one you already own. You should only exchange your existing life insurance contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the contract, rather than continue to own your existing contract. For more information on exchanges, please refer to the paragraph titled Replacement Of a Contract in the PRINCIPAL RISKS OF INVESTING IN THE CONTRACT section of the prospectus.

OVERVIEW OF THE CONTRACT
The following is a brief overview of some significant aspects of the Contract. We provide more complete and detailed information in the other sections of this summary prospectus, and in the prospectus, the statement of additional information, and the Contract.

Purpose Of the Contract
VUL Protector® is a form of variable universal life insurance. A Death Benefit is paid upon the death of the insured person. In addition to life insurance coverage, the Contract provides the opportunity to earn a return through the available investment options. This Contract is designed for Contract Owners seeking benefits on a long-term basis and as such is not appropriate as a short-term investment or savings vehicle. Contract Owners should consider whether this Contract meets their financial goals, liquidity needs and investment time horizon.

Premiums
The Contract offers flexibility in paying premiums. With certain exceptions, you choose the timing and the amount of premium payments. Payment of insufficient premiums may result in a lapse of the Contract. Premiums that exceed the Sales Load Target Premium will be subjected to significantly higher sales charges. Under certain circumstances we reserve the right to refuse to accept premium payments.
You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. A complete list of the available Funds is included in Appendix A to the prospectus and included below. You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, which pays a guaranteed interest rate. Some investment options are not available through all broker-dealers.

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024

Contract Features
Some Contract forms, features, and/or riders may not be available through all broker-dealers.
Types Of Death Benefit – You may choose from two types of Death Benefit. You may change from one Death Benefit type to another, subject to limitations, and charges may apply.
•Type A (fixed): the Death Benefit is generally the Basic Insurance Amount you chose.
•Type B (variable): the Death Benefit is generally the Basic Insurance Amount plus the value of the Contract Fund.
No-Lapse Guarantees – The Contract includes at no additional cost a Limited No-Lapse Guarantee and a Lapse Protection Rider. These provide conditional guarantees that can keep your Contract in effect regardless of investment performance or Contract Fund value. Both are subject to requirements for maintaining the guarantees. The guarantees may not last for the period of time you wish to keep your Contract.
Riders – Contract Owners may be eligible to select extra benefits called “riders.” The charges associated with each rider are presented in the FEE TABLE section of the prospectus. Except as noted, all riders are only available at Contract issuance. Riders include:
•Accidental Death Benefit Rider: Pays an additional Death Benefit if the insured’s death is accidental.
•BenefitAccess Rider: Provides an early payment of the Death Benefit, adjusted to reflect current value, if the insured becomes Chronically Ill or Terminally Ill.
•Children Level Term Rider: Provides life insurance coverage on the insured’s children.
•Enhanced Disability Benefit Rider: Pays a monthly benefit amount into the Contract if the insured is totally disabled.
•Living Needs BenefitSM Rider: Provides an early payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes terminally ill. This rider may be added after Contract issuance.
•Overloan Protection Rider: Provides for protection against lapse if your outstanding loan(s), including interest, exceeds the cash value of your Contract.
Loans – You may borrow money from us using your Contract as security for the loan. There is no minimum loan amount. Interest charges will apply. All loans after the 10th Contract Anniversary will be considered preferred loans and are charged a lower annual interest rate.
Withdrawals – Under certain circumstances and limitations, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract. Charges may apply.
Surrendering the Contract – A Contract may be surrendered for its Cash Surrender Value while the insured is living. A surrender charge may apply.
Canceling the Contract (Right To Cancel or “Free Look”) – Generally, you may return the Contract for a refund within 10 days after you receive it.

STANDARD DEATH BENEFITS

Death Benefit Coverage
Generally, the Contract may be issued on insureds through age 85. Currently, the minimum Basic Insurance Amount for a Contract issued for insureds ages 18 through 75 is $75,000 ($50,000 for insureds issue ages 0 through 17, $100,000 for insureds issue ages 76 through 80, and $250,000 for insureds issue ages 81 and above). Certain riders have issue age and Basic Insurance Amount requirements and may not be available with all Contracts.
We require evidence of insurability, which may include a medical examination, before issuing any Contract. There is no insurance under this Contract until the minimum initial premium is paid. If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed. Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age. This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges. For more information please refer to the REQUIREMENTS FOR ISSUANCE OF A CONTRACT section in the prospectus.

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024

Types Of Death Benefit
When you apply for a Contract, you must select from two types of Death Benefit (referred to as “Type A” and “Type B”).
A Type A (fixed) Death Benefit will generally equal the Basic Insurance Amount. Withdrawals from a Type A Contract generally result in a reduction of the Basic Insurance Amount by the amount of the withdrawal and will result in the deduction of any applicable surrender charge.
A Type B (variable) Death Benefit will generally equal the Basic Insurance Amount plus the Contract Fund. Due to a higher Net Amount At Risk, a Type B Death Benefit has a greater cost of insurance charge than a Type A Death Benefit.
We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. You may change the type of Death Benefit any time after issue, subject to Contract limitations and our approval, by sending us a request in Good Order to our Service Office. For more information please refer to the Types Of Death Benefit and Changing the Type Of Death Benefit subsections in the prospectus.

Changing the Basic Insurance Amount
You may not increase the Basic Insurance Amount after issue. You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value, subject to Contract limitations and our approval. A decrease may have tax ramifications. For more information please refer to the Decreasing the Basic Insurance Amount subsection in the prospectus.

Death Claim Settlement Options
You must designate a beneficiary of the Death Benefits. You may change the beneficiary, provided the beneficiary is not designated as irrevocable, by sending us a request. The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable, including by payment of a lump sum check. For more information please refer to the PERSONS HAVING RIGHTS UNDER THE CONTRACT section and the Death Claim Settlement Options subsection of the prospectus.

When Death Benefit Proceeds Are Paid
Generally, we will pay any Death Benefit within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The Death Benefit is determined as of the date of death. The Death Benefit will reflect the amount of any Contract Debt and, if the insured(s) dies while the Contract is in default, all unpaid monthly deductions. For more information please refer to the When Death Benefit Proceeds Are Paid subsection of the prospectus.

OTHER BENEFITS AVAILABLE UNDER THE CONTRACT
In addition to the standard death benefit(s) associated with your Contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. For more information please refer to the LIMITED NO-LAPSE GUARANTEE, RIDERS, and FEE TABLE sections of the prospectus.

Name Of Benefit	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
Limited No-Lapse Guarantee(1)	Provides limited guarantee against Contract lapse for first five Contract Years. Contract will not lapse as a result of unfavorable investment performance, subject to limitations.	Standard
•Withdrawals may void the guarantee.
•Outstanding Contract loans will void the guarantee.
•Only available if you have no Contract Debt and your Accumulated Net Payments is greater than the No-Lapse Guarantee Value.

Lapse Protection Rider(1)	Provides guarantee that, beginning in the sixth Contract Year, the Contract will be kept in force and will not lapse.	Standard
•Outstanding Contract loans will void the guarantee.
•Only available if the No-Lapse Guarantee Value is greater than zero and there is no Contract Debt.
•The rider (and guarantee) ends on the Contract Anniversary on or following the insured's 91st birthday.

Accidental Death Benefit Rider(1)	Provides an additional Death Benefit that is payable if the insured’s death is accidental.	Optional
•Death resulting from injury must occur no more than 90 days after the injury.
•Benefit will end on the earlier of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday or the first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.
•Payments will not be paid for any death or injury that is caused or contributed to by war or an act of war.
•Not available on Contracts that have the Overloan Protection Rider.

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024

Name Of Benefit, continued	Purpose	Is Benefit Standard Or Optional	Brief Description Of Restrictions/Limitations
BenefitAccess Rider(1)	Provides for an acceleration of the Death Benefit if the insured becomes Chronically Ill or Terminally Ill.	Optional
•Benefits are subject to certain eligibility requirements, and approval of the claim.
•A minimum Basic Insurance Amount of $100,000 is required for a Contract to be issued with the BenefitAccess Rider.
•Not available on Contracts that include the Enhanced Disability Benefit Rider or the Living Needs BenefitSM Rider.

Children Level Term Rider(1)	Provides term life insurance coverage on the life of the insured’s covered children.	Optional
Coverage on each dependent insured will end on the earliest of:
•The end of the day before the first Contract Anniversary on or after the primary insured’s 75th birthday;
•The end of the day before the first Contract Anniversary on or after the child’s 25th birthday;
•The end of the day before the date a rider is converted to a new Contract; and
•The first Monthly Date on or after the date a request to discontinue the rider is received in Good Order at a Service Office.

Enhanced Disability Benefit Rider(1)	Pays a monthly benefit amount into the Contract if the insured is totally disabled.	Optional
•Coverage will end as of the first Contract Anniversary on or after the insured’s 65th birthday.
•Payments will not be paid for any death or injury that is caused or contributed to by war or an act of war.
•Not available with Contracts that include the BenefitAccess Rider.

Living Needs BenefitSM Rider(2)	Allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes Terminally Ill.	Optional
•Requires certification of a physician for benefits to be paid.
•No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.
•With the exception of certain business-related Contracts, this benefit is excluded from income if the insured is Terminally Ill.
•Not available with Contracts that include the BenefitAccess Rider.

Overloan Protection Rider(2)	If exercised, guarantees protection against Contract lapse due to loans, even if the Contract Debt exceeds the cash value of the Contract.	Optional
•Only available when Guideline Premium(3) is selected as the definition of life insurance test.
•Subject to various eligibility requirements, including the Contract must be in force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday.
•If this rider is exercised, most riders will be terminated and most Contract changes and transactions will be prohibited.
•Not available on Contracts that have the Accidental Death Benefit Rider.

(1)Rider benefits will no longer be available if the Contract lapses or if you choose to keep the Contract in force under the Overloan Protection Rider.
(2)Rider benefits will no longer be available if the Contract lapses.
(3)Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit. In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.

PREMIUMS

Minimum Initial Premium
The minimum initial premium is due on or before the Contract Date. It is the premium needed to start the Contract. The minimum initial premium is equal to 8.6% of the Limited No-Lapse Guarantee Premium, including all extras and additional premiums for optional riders and benefits. We may require an additional premium if deductions from the premium payments and any Contract Fund charges due on or before the payment date exceed the minimum initial premium. There is no insurance under the Contract unless at least the minimum initial premium is paid. For more information please refer to the Minimum Initial Premium subsection in the prospectus.

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024

Subsequent Premiums
After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments. However, there are certain premiums required to maintain the no-lapse guarantees offered under the Contract. Two possible patterns of premiums are described below.
•The Single No-Lapse Premium is a premium that, if paid on the Contract Date, will keep the Contract in force at least until the insured’s Attained Age 91, regardless of investment performance and assuming no loans, withdrawals, or Contract changes.
•The Modal No-Lapse Premiums are premiums that, if paid on the Contract Date and each modal date up to the insured’s Attained Age 91, will keep the Contract in force at least until the insured’s Attained Age 91, regardless of investment performance and assuming no loans, withdrawals, or Contract changes.
You should note that either one or both of the premiums defined above may not be payable as desired if you elect the Guideline Premium Test for the definition of life insurance test.
If the Contract subsequently enters default, we will tell you the amount you need to pay to keep the Contract in force, and when you will need to pay that amount. It’s important to know that these additional payment amounts could be substantial. For more information please refer to the LIMITED NO-LAPSE GUARANTEE and PREMIUMS sections and the Lapse Protection Rider subsection in the prospectus.

Paying Your Premiums
We can bill you for the amount you select annually, semi-annually, or quarterly. Because the Contract is a flexible premium Contract, there are no scheduled premium due dates. When you receive a premium notice, you are not required to pay this amount, however, paying premiums in a different manner than described in a Contract illustration may shorten the duration of your lapse protection provided by the no-lapse guarantees, or even cause your Contract to lapse. When you do make a premium payment, the minimum amount that we will accept is $25.
You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account. If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount. We will then draft the same amount from your account on the same date each month. When you apply for the Contract, you and your Pruco Life of New Jersey representative should discuss how frequently you would like to be billed (if at all) and for what amount. For more information please refer to the PREMIUMS section in the prospectus.

Limitations On Premiums
We reserve the right to refuse to accept any payment that would require us to increase the Death Benefit (under Section 7702 of the Internal Revenue Code) by more than the payment increases the Contract Fund. For Contracts with the Guideline Premium Test as the definition of life insurance test, if a premium payment would cause the definition of life insurance to be violated, we will return the portion of the premium in excess of the allowable amount. For more information please refer to the PREMIUMS section in the prospectus.

HOW YOUR CONTRACT CAN LAPSE

Lapse
We will determine the value of the Contract Fund on each Monthly Date. If the Contract Fund, less any applicable surrender charge and less any Contract Debt, is zero or less, the Contract is in default, unless it remains in force under the Limited No-Lapse Guarantee or the Lapse Protection Rider. The Contract will also be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund, less any applicable surrender charges, unless it remains in force under the Overloan Protection Rider (if applicable). Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in force for three months from the date of default. A 61-day grace period will begin from the date the notice of default is mailed. Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value. To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office. A Contract that lapses with an outstanding Contract loan may have tax consequences. For more information please refer to the LAPSE AND REINSTATEMENT section in the prospectus.

Reinstatement
A Contract that lapses may be reinstated within five years from the date of default, if the following conditions are met:
(a)We receive a written request for reinstatement in Good Order at our Service Office;
(b)Renewed evidence of insurability is provided on the insured, proving the insured remains at the same underwriting classification that applied at the expiration of the grace period;
(c)The insured is living on the date the Contract is reinstated; and
(d)Submission of certain payments sufficient to bring the Contract's Cash Surrender Value to zero on the date of lapse plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement.
The reinstatement date will be the date we approve your request. We reserve the right to change the requirements to reinstate a lapsed Contract. For more information please refer to the LAPSE AND REINSTATEMENT section in the prospectus.

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024
MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT

Loans
You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan. The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default. The cash value is equal to the Contract Fund less any surrender charge. A Contract in default has no loan value. There is no minimum loan amount. For more information please refer to the Loans subsection in the prospectus.

Withdrawals
You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions.
(1)We must receive a request for the withdrawal in Good Order at our Service Office.
(2)Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting (a) any charges associated with the withdrawal and (b) an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(3)The withdrawal amount must be at least $500.
(4)The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.
(5)Your Contract must not be in force under the provisions of the Overloan Protection Rider.
(6)You must not be receiving Benefit Payments under the BenefitAccess Rider.
Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal. The withdrawal may also decrease the Basic Insurance Amount, which may result in the deduction of a surrender charge.
When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal. An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise. Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits. If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default. No withdrawal will be permitted from a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract’s data pages. It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract. Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your financial professional.
Withdrawals from a Contract with a Type B (variable) Death Benefit will not change the Basic Insurance Amount. However, under most circumstances, withdrawals from a Contract with a Type A (fixed) Death Benefit require a reduction in the Basic Insurance Amount and therefore a surrender charge may apply.
A withdrawal may not be repaid except as a premium subject to the applicable charges. Upon request, we will tell you how much you may withdraw. Withdrawal of the Cash Surrender Value may have tax consequences. For more information please refer to the Withdrawals subsection in the prospectus.

Surrender Of the Contract
You may surrender your Contract at any time for its Cash Surrender Value while at least one of the insureds is living. To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: (a) the Contract, (b) a signed request for surrender, (c) any tax withholding information required under federal or state law, and (d) the authorization of any assignee or irrevocable beneficiary. The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office. The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charge and less any Contract Debt. Surrender of a Contract will end all benefits under the Contract and may have tax consequences. For more information please refer to the Surrender Of a Contract and How a Contracts Cash Surrender Value Will Vary subsections in the prospectus.

When Proceeds Are Paid
Generally, we will pay any Cash Surrender Value, loan proceeds, or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request. The amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request. For more information please refer to the When Proceeds Are Paid subsection in the prospectus.

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024
ADDITIONAL INFORMATION ABOUT FEES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Your Contract’s data pages will provide information about the specific fees you will pay each year based on the options you have elected. For more information please refer to the CHARGES AND EXPENSES section in the prospectus.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer cash value between investment options.

TRANSACTION FEES
Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed (Maximum)	Current
Sales Charge On Premiums (load)	Deducted from premium payments.
Up To Sales Load Target Premium:		6%	3%
In Excess Of Sales Load Target Premium:		30%	15%
Premium-Based Administrative Charge (Charge for state and federal premium taxes and other charges that are based on premiums.)	Deducted from premium payments.	7.5%	3.75%
Surrender Charge(1)(2) (Minimum and maximum per $1,000 of Basic Insurance Amount.)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	From $3.54 to $43.16	From $3.54 to $43.16
Initial surrender charge for a representative Contract Owner.(3)		$14.02	$14.02
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25	$0
Withdrawal fee	Upon withdrawal.	$25	$0
Basic Insurance Amount decrease fee	Upon decrease in Basic Insurance Amount.	$25	$0
Contract illustration fee	Each illustration request exceeding one in any Contract Year.	$25	$0
BenefitAccess Rider fee	One-time charge when the Terminal Illness Option of the rider is exercised.	$150	$150
Living Needs BenefitSM Rider fee	When benefit is paid.	$150	$150
Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One-time charge upon exercising the rider benefit.	3.5%	3.5%
(1)The surrender charge amount per $1,000 varies based on Contract duration as well as on the individual characteristics of the insured, including issue age, sex, and underwriting classification. The charge decreases to zero by the end of the 14th year.
(2)No optional riders have been added to the Contract.
(3)Representative insured is female, age 47, preferred best underwriting class, no ratings or extras.

The next table describes the Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES
Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed (Maximum)	Current
Base Contract Charges:
Cost Of Insurance (“COI”) for the Basic Insurance Amount.(1)(2)(3) (Minimum and maximum charge per $1,000 of the Net Amount At Risk.)	Monthly	From $0.0067 to $83.34	From $0.006 to $83.34
Initial charge for a representative Contract Owner.(4)		$0.10	$0.09
Administrative Charge For Basic Insurance Amount(2)(5) (Minimum and maximum charge (charge per $1,000 of Basic Insurance Amount plus a flat fee).)	Monthly	From $0.04 to $1.52, plus $9	From $0.04 to $1.52, plus $9
Initial charge for a representative Contract Owner.(4)		$0.10 plus $9	$0.10(6) plus $9

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024

PERIODIC CHARGES OTHER THAN ANNUAL FUND EXPENSES, continued
Charge	When Charge Is Deducted	Amount Deducted
		Guaranteed (Maximum)	Current
Mortality And Expense Risk Charge(7) (Calculated as a percentage of assets in Variable Investment Options.)	Daily	0.45%	0.25%
Additional Mortality Charge For Certain Risks associated with health conditions, occupations, avocations, or aviation.(2)(8) (Flat extra per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08	From $0.10 to $2.08
Net Interest On Loans	Annually	1% for standard loans. 0.05% for preferred loans.	1% for standard loans. 0.05% for preferred loans.
Optional Benefits Charges:
Accidental Death Benefit Rider(2)(5) (Minimum and maximum charge per $1,000 of the coverage amount.)	Monthly	From $0.043 to $0.28	From $0.043 to $0.28
Charge for a representative Contract Owner.(4)		$0.09	$0.09
BenefitAccess Rider(1)(2) (Minimum and maximum cost of insurance charge per $1,000 of the Net Amount At Risk.) 2% Monthly Benefit Percentage: 4% Monthly Benefit Percentage:	Monthly	From $0.0021 to $14.74 From $0.0037 to $22.11	From $0.0021 to $14.74 From $0.0037 to $22.11
Initial charge for a representative Contract Owner.(4) 2% Monthly Benefit Percentage: 4% Monthly Benefit Percentage:		$0.0114 $0.017	$0.0114 $0.017
Children Level Term Rider (Charge per $1,000 of the coverage amount.)	Monthly	$0.42	0.42
Enhanced Disability Benefit Rider(2)(5)(9) Minimum and maximum charge (percentage of the monthly benefit amount).	Monthly	From 7.08% to 12.17%	From 7.08% to 12.17%
Charge for a representative Contract Owner.(4)		7.08%	7.08%
(1)The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, and Contract duration.
(2)The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay. You may obtain more information about the particular charges that apply to you by contacting your Pruco Life of New Jersey representative.
(3)The highest COI rate is for an insured who is a male/female age 120.
(4)Representative insured is female, age 47, preferred best underwriting class, no ratings or extras, with a $250,000 Basic Insurance Amount.
(5)The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification.
(6)The duration of the charge is limited.
(7)The daily charge is based on the effective annual rate shown.
(8)The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk.
(9)The monthly benefit amount is the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium (including premiums for riders and flat extras) or the total of all monthly deductions.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. A complete list of Funds available under the Contract, including their annual expenses, may be found in APPENDIX A of the prospectus.

ANNUAL FUND EXPENSES	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution and/or service (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.29%	1.16%

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024
APPENDIX A: Funds Available Under the Contract
The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.Prudential.com/eProspectus. You can also request this information at no cost by calling 800-778-2255. Fund prospectuses and other information are also available from a financial intermediary (such as an insurance sales agent or broker-dealer) through which the Contract may be purchased or sold.
The current expense and performance information below reflects fees and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Table Of Funds
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2023
			1 year	5 year	10 year
Large-Cap Growth	American Funds Insurance Series® Growth Fund (Class 2) - Capital Research and Management CompanySM	0.59%	38.49%	18.68%	14.36%
Large-Cap Blend	American Funds Insurance Series® Growth-Income Fund (Class 2) - Capital Research and Management CompanySM	0.53%	26.14%	13.36%	10.91%
Global/International	American Funds Insurance Series® International Fund (Class 2) - Capital Research and Management CompanySM	0.78%	15.84%	4.83%	3.41%
Large Value	American Funds Insurance Series® Washington Mutual Investors Fund (Class 2) - Capital Research and Management CompanySM	0.52%^	17.29%	12.60%	9.91%
Balanced	AST Advanced Strategies Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Jennison Associates LLC; J.P. Morgan Investment Management, Inc.; LSV Asset Management; PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC; PGIM Real Estate	0.91%^	14.48%	7.94%	6.33%
Asset Allocation	AST Balanced Asset Allocation Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / ClearBridge Investments, LLC; Jennison Associates LLC; J.P. Morgan Investment Management, Inc.; Massachusetts Financial Services Company; PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC; Wellington Management Company LLP	0.90%^	15.77%	7.86%	6.14%
Fixed Income	AST Core Fixed Income Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / PGIM Fixed Income; PGIM Limited; Wellington Management Company LLP; Western Asset Management Company, LLC; Western Asset Management Company Limited	0.72%	6.35%	1.11%	2.28%
Fixed Income	AST Global Bond Portfolio - PGIM Investments LLC / AllianceBernstein L.P.; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Wellington Management Company LLP	1.01%	6.29%	0.56%	N.A.
Global/International	AST International Equity Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Jennison Associates LLC.; J.P. Morgan Investment Management Inc.; LSV Asset Management; Massachusetts Financial Services Company; PGIM Quantitative Solutions LLC	1.06%	17.75%	10.39%	6.08%
Balanced	AST J.P. Morgan Tactical Preservation Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / J.P. Morgan Investment Management, Inc.	1.03%	10.35%	5.08%	4.07%
Large-Cap Growth	AST Large-Cap Growth Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / ClearBridge Investments, LLC.; Jennison Associates LLC; Massachusetts Financial Services Company; T. Rowe Price Associates, Inc.	0.93%	43.63%	15.03%	13.40%
Large-Cap Value	AST Large-Cap Value Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Hotchkis & Wiley Capital Management, LLC; Massachusetts Financial Services Company; T. Rowe Price Associates, Inc.; Wellington Management Company LLP	0.84%	9.75%	13.37%	9.19%
Global/International	AST MFS Global Equity Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Massachusetts Financial Services Company	1.12%	14.02%	10.15%	7.11%
Mid-Cap Growth	AST Mid-Cap Growth Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Delaware Investments Fund Advisers; J.P. Morgan Investment Management, Inc.; Massachusetts Financial Services Company; TimesSquare Capital Management, LLC	1.12%	21.94%	10.31%	7.82%

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024

Table Of Funds, continued
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2023
			1 year	5 year	10 year
Asset Allocation	AST Preservation Asset Allocation Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / ClearBridge Investments, LLC; Jennison Associates LLC; J.P. Morgan Investment Management, Inc.; Massachusetts Financial Services Company; PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC; Wellington Management Company LLP	0.92%^	11.78%	4.63%	4.14%
Balanced	AST Prudential Growth Allocation Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / Jennison Associates LLC; PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC; PGIM Real Estate	0.89%	18.06%	7.27%	6.17%
Asset Allocation	AST T. Rowe Price Asset Allocation Portfolio - PGIM Investments LLC, AST Investment Services, Inc. / T. Rowe Price Associates, Inc.; T. Rowe Price International Ltd.; T. Rowe Price Australia Ltd.	0.89%	16.86%	8.37%	6.40%
Mid-Cap Blend	BNY Mellon MidCap Stock Portfolio (Service Shares) - BNY Mellon Investment Adviser, Inc. / Newton Investment Management North America, LLC	1.05%^	17.99%	10.42%	7.17%
Large-Cap Blend	BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (Service Shares) - BNY Mellon Investment Adviser, Inc. / Newton Investment Management Limited	0.92%	23.50%	14.85%	10.18%
Global/International	CVT EAFE International Index Portfolio (Class F) (formerly Calvert VP EAFE International Index Portfolio) - Calvert Research and Management	0.68%^	17.53%	7.61%	3.58%
Large-Cap Blend	CVT Nasdaq 100 Index Portfolio (Class F) (formerly Calvert VP Nasdaq 100 Index Portfolio) - Calvert Research and Management / Ameritas Investment Partners, Inc.	0.73%^	54.02%	21.79%	17.05%
Mid-Cap Blend	CVT S&P MidCap 400® Index Portfolio (Class F) (formerly Calvert VP S&P MidCap 400® Index Portfolio) - Calvert Research and Management / Ameritas Investment Partners, Inc.	0.53%^	15.89%	12.06%	8.66%
Large Growth	Fidelity® VIP ContrafundSM Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.81%	33.12%	16.36%	11.33%
Large-Cap	Fidelity® VIP Index 500 Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) / Geode Capital Management, LLC (Geode)	0.35%	25.88%	15.27%	11.64%
Mid-Cap Growth	Fidelity® VIP Mid Cap Portfolio (Service Class 2) - Fidelity Management & Research Company LLC (FMR) and other investment advisers	0.82%	14.80%	12.17%	7.85%
Large-Cap Value	Franklin Income VIP Fund (Class 2) - Franklin Advisers, Inc.	0.71%^	8.62%	6.98%	5.01%
Large-Cap Value	Invesco V.I. Growth and Income Fund (Series I) - Invesco Advisers, Inc.	0.75%	12.66%	11.77%	8.25%
Intermediate Core-Plus Bond	MFS® Total Return Bond Series (Initial Class) - Massachusetts Financial Services Company	0.53%^	7.38%	1.85%	2.22%
Specialty	MFS® Utilities Series (Initial Class) - Massachusetts Financial Services Company	0.79%^	(2.11)%	8.31%	6.39%
Large Value	MFS® Value Series (Initial Class) - Massachusetts Financial Services Company	0.69%^	7.93%	11.34%	8.52%
Specialty	Neuberger Berman AMT Sustainable Equity Portfolio (Class S) - Neuberger Berman Investment Advisers LLC	1.16%	26.57%	13.69%	9.74%
Global/International	PSF Global Portfolio (Class I) - PGIM Investments LLC / LSV Asset Management; Massachusetts Financial Services Company; PGIM Quantitative Solutions LLC ; T. Rowe Price Associates, Inc.; William Blair Investment Management, LLC	0.83%	19.59%	11.64%	8.28%
Mid-Cap Growth	PSF Mid-Cap Growth Portfolio (Class I) - PGIM Investments LLC / J.P. Morgan Investment Management Inc.	0.66%	23.55%	15.20%	9.83%
Balanced	PSF PGIM 50/50 Balanced Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.57%	15.45%	8.07%	6.59%

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024

Table Of Funds, continued
Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2023
			1 year	5 year	10 year
Balanced	PSF PGIM Flexible Managed Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited; PGIM Quantitative Solutions LLC	0.62%	17.93%	9.17%	7.60%
Money Market	PSF PGIM Government Money Market Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income	0.33%	4.87%	1.69%	1.06%
Fixed Income	PSF PGIM High Yield Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.61%	11.82%	5.94%	5.17%
Large-Cap Growth	PSF PGIM Jennison Blend Portfolio (Class I) (includes all assets from PSF PGIM Jennison Focused Blend Portfolio) - PGIM Investments LLC / Jennison Associates LLC	0.46%	32.52%	14.71%	10.52%
Large-Cap Growth	PSF PGIM Jennison Growth Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.62%	53.51%	18.27%	14.33%
Large-Cap Value	PSF PGIM Jennison Value Portfolio (Class I) - PGIM Investments LLC / Jennison Associates LLC	0.42%	15.20%	12.10%	7.71%
Fixed Income	PSF PGIM Total Return Bond Portfolio (Class I) - PGIM Investments LLC / PGIM Fixed Income; PGIM Limited	0.43%	7.27%	1.75%	2.77%
Small-Cap Blend	PSF Small-Cap Stock Index Portfolio (Class I) (includes all assets from PSF Small-Cap Value Portfolio) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.38%	15.74%	10.69%	8.36%
Large-Cap Blend	PSF Stock Index Portfolio (Class I) - PGIM Investments LLC / PGIM Quantitative Solutions LLC	0.29%	25.92%	15.34%	11.73%
Large-Cap Value	^^Templeton Growth VIP Fund (Class 2) - Templeton Global Advisers Limited / Templeton Asset Management Ltd.	1.12%^	21.01%	6.47%	3.24%
Asset Allocation	TOPS® Aggressive Growth ETF Portfolio (Class 2) - ValMark Advisers, Inc. / Milliman Financial Risk Management, LLC	0.54%	17.37%	10.55%	7.42%
Asset Allocation	TOPS® Balanced ETF Portfolio (Class 2) - ValMark Advisers, Inc. / Milliman Financial Risk Management, LLC	0.55%	11.39%	6.39%	4.51%
Asset Allocation	TOPS® Conservative ETF Portfolio (Class 2) - ValMark Advisers, Inc. / Milliman Financial Risk Management, LLC	0.56%	9.19%	4.84%	3.37%
Asset Allocation	TOPS® Growth ETF Portfolio (Class 2) - ValMark Advisers, Inc. / Milliman Financial Risk Management, LLC	0.54%	16.09%	9.48%	6.54%
Asset Allocation	TOPS® Managed Risk Balanced ETF Portfolio (Class 2) - ValMark Advisers, Inc. / Milliman Financial Risk Management, LLC	0.77%	9.02%	4.83%	3.24%
Asset Allocation	TOPS® Managed Risk Growth ETF Portfolio (Class 2) - ValMark Advisers, Inc. / Milliman Financial Risk Management, LLC	0.75%	11.14%	5.86%	3.33%
Asset Allocation	TOPS® Managed Risk Moderate Growth ETF Portfolio (Class 2) - ValMark Advisers, Inc. / Milliman Financial Risk Management, LLC	0.75%	10.33%	5.51%	3.52%
Asset Allocation	TOPS® Moderate Growth ETF Portfolio (Class 2) - ValMark Advisers, Inc. / Milliman Financial Risk Management, LLC	0.54%	13.47%	7.96%	5.58%
^The Fund’s annual current expense reflects temporary fee reductions.
^^Effective September 12, 2022, the Fund closed to new and additional investment.

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024
GLOSSARY: Definitions Of Special Terms Used In This Summary Prospectus
Accumulated Net Payments – Equal the premiums you paid less any withdrawals you took.
Activities of Daily Living (ADLs) – refer to basic human functional abilities including:
1.    Bathing - which means washing oneself by sponge bath or in either a tub or shower, including the task of getting into or out of the tub or shower.
2.    Continence - which means the ability to maintain control of bowel or bladder function or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for a catheter or colostomy bag.
3.    Dressing - which means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
4.    Eating - which means feeding oneself by getting food into the body from a receptacle, such as a plate, cup, or table or by feeding tube or intravenously.
5.    Toileting - which means getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
6.    Transferring - which means moving into or out of a bed, chair or wheelchair.
Attained Age – The insured's age on the Contract Date plus the number of years since then.
Basic Insurance Amount – The total amount of life insurance as shown in the Contract. Does not include any riders that may be attached to the Contract.
Benefit Payment – The periodic or lump sum payment of the accelerated benefit.
Benefit Year – Under the Chronic Illness Option of the BenefitAccess Rider, a period of twelve months that begins on the Monthly Date on or following the date all conditions for eligibility have been satisfied. Subsequent Benefit Years will begin no earlier than the end of the current Benefit Year.
Cash Surrender Value – The amount payable to the Contract Owner upon surrender of the Contract. It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge. Referred to in the Contract as “Net Cash Value.”
Chronically Ill – An insured has been certified by a Licensed Health Care Practitioner as:
1.being unable to perform (without Substantial Assistance from another individual) at least two Activities of Daily Living (“ADLs”) for a period of at least 90 days due to a loss of functional capacity;
2.having a level of disability similar to the level of disability described above in 1 (as determined by prescribed regulations); or
3.requiring Substantial Supervision for protection from threats to health and safety due to a Severe Cognitive Impairment.
Contract – The variable universal life insurance Contract described in this summary prospectus and the prospectus.
Contract Anniversary – The same date as the Contract Date in each later year.
Contract Date – The date the Contract is effective, as specified in the Contract.
Contract Debt – The principal amount of all outstanding loans plus any interest accrued thereon.
Contract Fund – The total amount credited to a specific Contract. On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.
Contract Owner – You. Unless a different owner is named in the application, the owner of the Contract is the insured.
Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.
Death Benefit – If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.
Fixed Rate Option – An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 1%.
Fund – Amounts you invest in a Variable Investment Option will be invested in a corresponding Fund of the same name. A Fund may also be called a "portfolio."
Good Order – An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.
Licensed Health Care Practitioner – A physician (as defined in section 1861(r)(1) of the Social Security Act), or any registered nurse, licensed social worker, or other individual whom the United States Secretary of the Treasury may prescribe by regulation. The Licensed Health Care Practitioner must be acting within the scope of his/her license when providing a certification that the insured is Chronically Ill. May not be the insured, the Contract Owner, or a close or extended family or step family member of the insured or Contract Owner.
Limited No-Lapse Guarantee – Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse during the first five Contract Years and a Death Benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans or withdrawals.
Limited No-Lapse Guarantee Premiums – Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in force during the first five Contract Years, regardless of investment performance and assuming no loans or withdrawals.

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024
Maximum Monthly Benefit Payment – The maximum amount that may be paid to you on a monthly basis once a claim has been approved under the Chronic Illness Option of the BenefitAccess Rider. This payment amount will be recalculated at the beginning of every Benefit Year.
Monthly Benefit Percent – A factor used in the calculation of the Maximum Monthly Benefit Payment. It is set at the time the Contract is issued and will not change. Depending on the Basic Insurance Amount of your Contract at issue, you may choose 2% or 4%.
Monthly Date – The Contract Date and the same date in each subsequent month.
Net Amount At Risk – An amount equal to the current Death Benefit, reduced by one month of interest at a 1% annual rate, less the Contract Fund.
Payment Office – The office at which we process premium payments, loan payments, and payments to bring your Contract out of default. Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office. For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office. Where this summary prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office. There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Pruco Life Insurance Company of New Jersey – Pruco Life of New Jersey, us, we, our. The company offering the Contract.
Sales Load Target Premium – A premium that is used to determine sales load and varies by the insured’s issue age, sex, and underwriting classification, as well as any riders selected by the Contract Owner.
Service Office – The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests. Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 19176. Your correspondence will be picked up at this address and then delivered to our Service Office. For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office. Where this summary prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means. There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
Severe Cognitive Impairment – A loss or deterioration in intellectual capacity that is (a) comparable to and includes Alzheimer’s disease and similar forms of irreversible dementia, and (b) measured by clinical evidence and standardized tests that reliably measure impairment in the individual’s (i) short-term or long-term memory, (ii) orientation as to people, places, or time, and (iii) deductive or abstract reasoning.
Substantial Assistance – Hands-on assistance and standby assistance.
1.Hands-on assistance is the physical assistance of another person without which the individual would be unable to perform the Activity of Daily Living.
2.Standby assistance is the presence of another person within arm’s reach of the individual that is necessary to prevent, by physical intervention, injury to the individual while performing the Activity of Daily Living.
Substantial Supervision – Requiring continual supervision by another person that is necessary to protect the Severely Cognitively Impaired individual from threats to health or safety.
Terminally Ill – The insured has a medical condition that is reasonably expected to result in the insured’s death within six months or less.
Valuation Period – The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).
Variable Investment Options – The investment options of the Pruco Life of New Jersey Variable Appreciable Account (“the Account”). When you choose a Variable Investment Option, we purchase shares of the Fund that corresponds to that option. We hold these shares in the Account.

INITIAL SUMMARY PROSPECTUS                                         MAY 1, 2024

To Learn More About:

VUL Protector®
issued by
Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, New Jersey 07102

We have filed with the Securities and Exchange Commission a prospectus and a statement of additional information (“SAI”) dated May 1, 2024, under the Securities Act of 1933, Registration No. 333-252986, that include additional information about the Contract, the company, and Pruco Life of New Jersey Variable Appreciable Account. The prospectus and SAI are incorporated by reference into this summary prospectus. The SEC maintains a website (www.SEC.gov) that contains the VUL Protector® prospectus, SAI, material incorporated by reference, and other information about us; copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: PublicInfo@SEC.gov.
You can call us at 800-778-2255 to ask us questions, request information about the Contract, and obtain copies of the prospectus, SAI, or other documents without charge. You can also view the SAI located with the prospectus at www.Prudential.com/eProspectus, or request a copy by writing to us at the address above.
EDGAR Class/Contract Identifier: C000227054
Investment Company Act of 1940: Registration No. 811-03974